                                                                    Exhibit 10.5


                          REGISTRATION RIGHTS AGREEMENT

            THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of this 29th day of March, 2005, by and among:

            Molecular Insight Pharmaceuticals, Inc., a Massachusetts corporation (the "Company"), the holders (the "Series A Holders") of the Series A Convertible Preferred Stock, par value $0.01 per share, of the Company (the "Series A Preferred Stock") set forth on Schedule A attached hereto;

            The holders (the "Series B Holders") of the Series B Convertible Preferred Stock, par value $0.01 per share, of the Company (the "Series B Preferred Stock") set forth on Schedule B attached hereto;

            The holders (the "Series C Holders" and together with the Series A Holders and the Series B Holders, the "Preferred Holders") of the Series C Convertible Preferred Stock, par value $0.01 per share, of the Company (the "Series C Preferred Stock") set forth on Schedule C attached hereto; and

            The holders (the "Common Holders" and together with the Series A Holders, the Series B Holders and the Series C Holders, each, an "Investor" and collectively, the "Investors") of the common stock of the Company, par value $0.01 per share (the "Common Stock").

                                    RECITALS:

            A. Pursuant to the terms of a certain Stock Purchase Agreement, of even date herewith, by and among the Company, Cerberus Partners, L.P. and Medcap Partners, L.P., as the lead investors, and the other Series C Holders signatory thereto (as may be amended, restated, supplemented or otherwise modified from time to time, the "Purchase Agreement"), the Company is issuing to the Series C Holders an aggregate of up to 148,515 shares (the "Series C Preferred Shares") of the newly created Series C Preferred Stock; and

            B. As a condition to the Initial Closing (and each Follow-on Closing, if any) under the Purchase Agreement, the parties hereto desire to enter into this Agreement to set forth, among other things, the rights of the Investors with respect to the registration of shares of Common Stock held by and issuable to the Preferred Holders upon conversion of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock (the "Preferred Stock");

            NOW, THEREFORE, in consideration of the foregoing and the respective covenants hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Preferred Holder, severally and not jointly, hereby agree as follows:

ARTICLE I   DEFINITIONS.

      1.1 General Definitions. All capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Purchase Agreement. As used in this Agreement, unless the context otherwise requires, the following terms shall have the respective meanings set forth below:

            "Affiliate" means, with respect to any Person, any other Person which directly or indirectly Controls, is Controlled by, or is under common Control with, such Person. Notwithstanding the foregoing, none of the Company, its owners, officers, directors, employees, agents or advisors (or any of their family members) shall be deemed an "Affiliate" of a Preferred Holder, unless any such Person is otherwise (i.e., independent of the Company) an Affiliate of such Preferred Holder.

            "Agreement" shall have the meaning ascribed to it in the preamble to this Agreement.

            "Board" means the Board of Directors of the Company.

            "Business Day" means a day, other than a Saturday or Sunday, on which banks in New York, New York are open for the general transaction of business.

            "Cerberus" means Cerberus Capital Management, L.P., for itself and/or one or more of its Affiliates and/or accounts managed by Cerberus Capital Management, L.P., including, without limitation, Cerberus Partners, L.P.

            "Control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

            "Co-Lead Investors" means Cerberus Partners, L.P. and MedCap Partners, L.P.

            "Commission" means the U.S. Securities and Exchange Commission or any other successor federal agency then administering the Securities Act and other federal securities laws.

            "Common Stock" means the common stock, par value $.01 per share, of the Company, and any other securities into which or for which such Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, consolidation, sale of assets or other similar transaction.

            "Company" shall have the meaning ascribed to it in the preamble to this Agreement.

            "Conversion Shares" means the shares of Common Stock issuable upon conversion of the Series C Preferred Stock.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

            "Initial Public Offering" means the first underwritten public offering of the Common Stock by the Company pursuant to an effective Registration Statement.

            "Initiating Stockholders" means the Investor(s) who cause a Demand Notice to be delivered pursuant to Section 2.1.

            "Investor(s)" shall have the meaning ascribed to it in the preamble to this Agreement.

            "Other Stockholders" shall have the meaning ascribed to it in
Section 2.1(d).

            "Person" means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein..

            "Preferred Holders" shall have the meaning ascribed to it in the recitals to this Agreement.

            "Preferred Stock" shall have the meaning ascribed to it in the recitals to this Agreement.

            "Prospectus" shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

            "Purchase Agreement" shall have the meaning ascribed to it in the recitals to this Agreement.

            "Register," "registered" and "registration" refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such Registration Statement or document.

            "Registrable Securities" means: (i) the Preferred Stock; (ii) any and all shares of Common Stock issued or issuable in respect of the Preferred Stock upon any stock split, reverse stock split, stock dividend, recapitalization, reorganization, merger, consolidation, sale of assets or similar event; (iii) the shares of Common Stock issuable as payment-in-kind dividends on the Preferred Stock in accordance with the terms thereof; and (iv) any other shares of Common Stock acquired by any of the Investors at any time. Notwithstanding the foregoing, the term "Registrable Securities" shall not include any shares which have been (i) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, (ii) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale, (iii) registered under the Securities Act pursuant to an effective Registration Statement filed thereunder or (iv) publicly sold pursuant to Rule 144 under the Securities Act.

            "Registration Statement" means a Registration Statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a Registration Statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any Registration Statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

            "Requisite Series AB Holders" means (i) the holders of at least a majority of the Common Stock then issued and outstanding but not registered, which were issued upon conversion of the Series A Preferred Stock and Series B Preferred Stock, or (ii) holders holding at least a majority of the Common Stock issuable upon conversion of the then issued and outstanding shares of Series A Preferred Stock and Series B Preferred Stock.

            "Requisite Series C Holders" means Cerberus and (i) Series C Holders holding at least a majority of the Common Stock then issued and outstanding but not registered, which were issued upon conversion of the Series C Preferred Stock, or (ii) Series C Holders holding at least a majority of the Common Stock issuable upon conversion of the then issued and outstanding shares of Series C Preferred Stock.

            "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

            "Series A Holders" shall have the meaning ascribed to it in the preamble to this Agreement.

            "Series A Preferred Stock" shall have the meaning ascribed to it in the preamble to this Agreement.

            "Series AB Demand Registration" shall have the meaning ascribed to it in Section 2.1(a)(ii).

            "Series AB Holders" means the Series A Holders and the Series B Holders.

            "Series B Holders" shall have the meaning ascribed to it in the preamble to this Agreement.

            "Series B Preferred Stock" shall have the meaning ascribed to it in the preamble to this Agreement.

            "Series C Demand Registration" shall have the meaning ascribed to it in Section 2.1(a)(i).

            "Series C Holders" shall have the meaning ascribed to it in the recitals to this Agreement.

            "Series C Preferred Stock" shall have the meaning ascribed to it in the recitals to this Agreement.

ARTICLE II  REGISTRATION RIGHTS.

      2.1   Demand Registration.

            (a) At any time after the sooner of (x) the closing of an Initial Public Offering (but not within 180 days after the effective date of the Registration Statement filed in respect of that Initial Public Offering) and (y) March 29, 2012, by delivery of written notice to the Company (a "Demand Notice"):

                  (i) the Requisite Series C Holders may require the Company to register for sale under the Securities Act all or any portion of the Registrable Securities held by the Series C Holders for sale in the manner specified in such Demand Notice (a "Series C Demand Registration"). The Requisite Series C Holders shall be entitled to only two (2) Series C Demand Registrations pursuant to this
Section 2.1(a)(i); provided, that, they may only make demand for one such Series C Demand Registration in any twelve month period, unless any of them shall have had any Registrable Securities excluded from a Registration Statement that was filed during such twelve month period; and

                  (ii) the Requisite Series AB Holders may require the Company to register for sale under the Securities Act all or any portion of the Registrable Securities held by the Series AB Holders for sale in the manner specified in such Demand Notice; provided, that (i) the portion of the Registrable Securities required to be so registered equals at least 25% of the shares of Common Stock issuable upon conversion of the shares of Series A Preferred Stock and Series B Preferred Stock then outstanding and (ii) the aggregate proceeds from the sale of the shares so registered is reasonably expected to exceed $30,000,000 (a "Series AB Demand Registration"). The Requisite Series AB Holders shall be entitled to only two (2) Series AB Demand Registrations pursuant to this Section 2.1(a)(ii); provided, that, they may only make demand for one such Series AB Demand Registration in any twelve month period, unless any of them shall have had any Registrable Securities excluded from a Registration Statement that was filed during such twelve month period; and

                  (iii) following a change in the "Series C Conversion Price" (as that term is defined in the Articles of Amendment), such that additional shares of Common Stock become issuable upon conversion of the outstanding Series C Preferred Stock, the Requisite Series C Holders may require the Company to register for sale under the Securities Act such additional shares of Common Stock (the "Additional Shares"), but only to the extent the Additional Shares are not at the time covered by an effective Registration Statement or such Additional Shares cannot be added by pre-effective amendment to an existing Registration Statement. Such Registration Statement shall include the plan of distribution specified in the Demand Notice delivered by the Requisite Series C Holders pursuant to this Section 2.1(a)(iii). Such Registration Statement also shall cover, to the extent allowable under the Securities Act (including without limitation Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Additional Shares. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be furnished for review in accordance with Section 2.4(a) prior to its filing or other submission. Notwithstanding anything in this Agreement to the contrary, no demand made pursuant to this Section 2.1(a)(iii) shall be deemed a Series C Demand Registration that reduces the number of such Series C Demand Registrations to which the Series C Holders are entitled hereunder; and

                  (iv) if the Company is then a registrant entitled to use Form S-3 or any successor form thereto to effect the distribution of such Registrable Securities for public sale or re-sale (as the case may be), (aa) the Requisite Series C Holders may require the Company to register for sale or re-sale under the Securities Act by filing a Registration Statement on Form S-3 or any comparable or successor form thereto for a public offering of all or any portion of the Registrable Securities held by them, or (bb) the Requisite Series AB Holders may require the Company to register for sale or re-sale under the Securities Act by filing a Registration Statement on Form S-3 or any comparable or successor form thereto for a public offering of all or any portion of the of Registrable Securities held by them, in each case, in accordance with the method of disposition specified in the Demand Notice. Whenever the Company is required by this Section 2.1(a)(iv) to effect the registration of Registrable Securities, each of the procedures and requirements of Sections 2.1 and 2.4 shall apply to such registration, and the Company shall cause such Registration Statement to be declared effective within one hundred eighty (180) days after the Company's receipt of the request for such registration. There shall be no limitation on the number of registrations on Form S-3 which may be requested and obtained under this Section 2.1, and such requests and registrations shall not reduce the number of Series C Demand Registrations or Series AB Demand Registrations, as the case may be, to which the Series C Holders or Series AB Holders, as the case may be, are entitled hereunder.

            (b) Following receipt of any Demand Notice under this Section 2.1, the Company shall file a Registration Statement including the securities covered by such Demand Notice within thirty (30) days after receipt of such Demand Notice (the "Filing Deadline"), and the Company shall use its best efforts to effect the registration under the Securities Act as soon as practicable, and in any event within one hundred eighty (180) days after receipt of such Demand Notice (the "Effectiveness Deadline"), for public sale or re-sale in accordance with the method of disposition specified in such Demand Notice of the number of Registrable Securities specified in such Demand Notice. If a Registration Statement including the Registrable Securities referenced in the Demand Notice is not (i) filed with the Commission on or prior to the applicable Filing Deadline, or (ii) declared effective by the applicable Effectiveness Deadline, then the Company shall make pro rata payments to each Investor whose securities are to be included in such Registration Statement, as liquidated damages (and not as a penalty, as damages are impossible to forecast or predict and these amounts are deemed reasonable in all respects), in an amount equal to 1.5% of the aggregate Market Price (as defined in the Articles of Amendment) (as of the Filing Deadline) of the Investor's securities to be included in such Registration Statement for each 30-day period or pro rata for any portion thereof following the date by which such Registration Statement should have been filed or declared effective, as the case may be, for which no Registration Statement is filed or has not been declared effective, as the case may be, with respect to the Registrable Securities. Such payments shall be in partial compensation to the Investors, and shall not constitute the Investors' exclusive remedy for such events. Such payments shall be made to each Investor in cash. The amounts payable as liquidated damages pursuant to this Section 2.1(b) shall be payable in lawful money of the United States, and amounts payable as liquidated damages shall be paid within two (2) Business Days of the last day of each such 30-day period during which the Registration Statement should have been filed or been declared effective, as the case may be, for which no Registration Statement was filed or had not yet been declared effective, as the case may be, with respect to the Registrable Securities.

            (c) If the Initiating Stockholders intend to distribute the Registrable Securities covered by their Demand Notice by means of an underwriting, the Initiating Stockholders shall so advise the Company in their Demand Notice. If the method of disposition is an underwritten public offering, the Initiating Stockholders may designate the managing underwriter of such offering, which designation shall be subject to the Company's approval, not to be unreasonably withheld. The Initiating Stockholders may elect to include in such underwriting all or any part of the Registrable Securities it holds, subject to the limitations required by the managing underwriter as provided for in Section 2.1(d).

            (d) A Registration Statement filed pursuant to this Section 2.1 may, subject to the following provisions and in addition to the Registrable Securities, include (i) shares of Common Stock for sale by the Company for its own account and (ii) shares of Common Stock held by persons other than the Company and the Preferred Holders (the "Other Shareholders"), in each case for sale in accordance with the method of disposition specified by the Initiating Stockholders and subject to the exclusions provided herein. If such registration shall be underwritten, the Company, the Preferred Holders and the Other Shareholders proposing to distribute their shares through such underwriting shall enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting; the terms of which shall not be more favorable to the Company and such Other Shareholders than the terms afforded therein to the Initiating Stockholders. If and to the extent that the managing underwriter determines that marketing factors require a limitation on the number of shares to be included in such registration, then the shares of Common Stock sought to be registered by the Preferred Holders and the Other Shareholders and shares of Common Stock to be sold by the Company for its own account shall be excluded from such registration to the extent so required by such managing underwriter in the following order of priority: (1st) and unless the Other Shareholders and the Company have otherwise agreed in writing, such exclusion shall be applied first to the shares sought to be registered by the Other Shareholders to the extent any such reduction is required by the managing underwriter; (2nd) then to the shares of Common Stock of the Company to be included for its own account to the extent any such reduction is required by the managing underwriter; (3rd) then the shares sought to be registered by the Series AB Holders to the extent any such reduction is required by the managing underwriter; and (4th) then to the shares sought to be registered by the Series C Holders to the extent any such reduction is required by the managing underwriter. In any event, all securities to be sold other than Registrable Securities of the Series C Holders shall be excluded prior to any exclusion of Registrable Securities of the Series C Holders, if they are participating in such registration, whether or not they are the Initiating Stockholders with respect to such registration. No Registrable Securities or other securities, in either case, excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any of the Preferred Holders or any of the Other Shareholders who has requested inclusion in such registration as provided above, disapproves of the terms of the underwriting, then such Preferred Holder(s) or such Other Shareholder(s) may elect to withdraw therefrom by written notice to the Company and the managing underwriter. The securities so withdrawn shall thereupon be withdrawn from registration.

            (e) The Company may delay or postpone for up to 45 consecutive days effecting a Series AB or Series C Demand Registration if the Company has delivered a written certificate to each Investor stating that the Board, acting in good faith, has resolved that pursuit of such Demand Registration during such 45-day period would be detrimental to the Company and its shareholders; provided, however, that in the event of any such postponement, the Initiating Stockholders shall be entitled to withdraw the request for such Demand Registration and, if such request is withdrawn, such request shall not count as a Demand Registration hereunder; and provided, further, that the Company may not exercise its rights under this Section 2.1(e) for more than a total 60 days in any eighteen month period.

      2.2   Piggy-Back Registration.

            (a) If the Company at any time (other than pursuant to Section 2.1) proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other shareholders of the Company or both (except with respect to (i) an Initial Public Offering, (ii) Registration Statements on Forms S-4, S-8 or any successor to such forms, (iii) any Registration Statement including only securities issued pursuant to a dividend reinvestment plan, (iv) a Registration Statement in which the only securities to be registered are securities issuable upon conversion of debt securities or other convertible securities which are also being registered or (v) another form of Registration Statement not available for registering the Registrable Securities for sale to the public), each such time the Company shall promptly give written notice to the Preferred Holders of its intention to do so (each, a "Piggy-Back Notice"). Upon the written request of the Requisite Series C Holders, received by the Company within twenty (20) days after the date of delivery of a Piggy-Back Notice, in accordance with Section 3.4, to register any or all of the Registrable Securities held by the Series C Holders as stated in such request, the Company shall use its best efforts to cause the Registrable Securities as to which registration shall have been so requested to be included in such Registration Statement. If the Registration Statement relates to an underwritten public offering, the Company shall so advise the Preferred Holders as a part of a Piggy-Back Notice. In such event, the Preferred Holders' right to include Registrable Securities in such registration shall be conditioned upon its participation in such underwriting to the extent provided herein. The Preferred Holders, if participating in such distribution, shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting by the Company; the terms of which shall be no less favorable to the Preferred Holders than the terms afforded therein to the Company.

            (b) Notwithstanding any other provision of this Section 2.2, if the managing underwriter or underwriters in the registration giving rise to the Piggy-Back Notice determine(s) that the number of shares to be included in such registration (including any securities that the Company and the Other Shareholders propose to be included that are not Registrable Securities) exceeds the largest number of shares that can be sold without having an adverse effect on such offering (the "Maximum Offering Size"), the Company will include in such registration, in the following priority, up to the Maximum Offering Size:

                  (i) first, that number of securities held by the Person(s) (other than the Company and the Series AB Holders) who demanded such registration, if any, as would not cause the offering to exceed the Maximum Offering Size; and

                  (ii) second, if the Maximum Offering Size has not then been exceeded, that number of securities proposed to be registered for the account of the Series C Holders;

                  (iii) third, if the Maximum Offering Size has not then been exceeded, that number of securities proposed to be registered for the account of the holders of the Series A and Series B Preferred Stock, ratably between them treating them as one series for the purpose of this clause (iii);

                  (iv) fourth, if the Maximum Offering Size has not then been exceeded, that number of securities proposed to be registered by the Company for its own account; and

                  (v) fifth, if the Maximum Offering Size has not then been exceeded, any securities proposed to be registered for the account of any other Persons (other than the Company and those Persons described in clauses (i), (ii) and (iii) immediately above) with such priorities among them as the Company shall determine.

            (c) Any request by a Preferred Holder for inclusion in any registration may be withdrawn, in whole or in part, at any time prior to the effective date of the Registration Statement for such offering. No request for inclusion of, nor the inclusion of, Registrable Securities by a Series C Holder shall be deemed a Series C Demand Registration that reduces the number of such Series C Demand Registrations to which the Series C Holders are entitled hereunder.

            (d) The Company shall have the right to terminate or withdraw any registration contemplated under this Section 2.2 prior to the effectiveness of such registration, whether or not the Series C Holders have elected to include securities in such registration.

            (e) There shall be no limitation on the number of registrations a Preferred Holder may participate in under this Section 2.2, and any such participation shall not reduce the number of Series C Demand Registrations to which the Series C Holders are entitled hereunder.

      2.3 Limitation on Registration. Notwithstanding anything herein to the contrary, the Company shall not be required to file a Registration Statement pursuant to Section 2.1 that would: (i) require the Company to execute a general consent to service of process in any jurisdiction in order to effect such registration if the Company is not already subject to service in such jurisdiction, or (ii) subject the Company to taxation in a jurisdiction where the Company is not otherwise subject to taxation.

      2.4 Registration Procedures. If and whenever the Company is required by the provisions of Section 2.1 or 2.2 to effect the registration of any Registrable Securities under the Securities Act, the Company shall, as expeditiously as possible:

            (a) Prepare and file with the Commission a Registration Statement on the applicable form with respect to such securities and use its best efforts to cause such Registration Statement to become and remain effective until the earlier of (i) the sale of all of the Registrable Securities covered thereby and
(ii) the first date when all Registrable Securities covered thereby are eligible for sale under Rule 144(k) without regard to any volume or manner of sale limitations; provided, however, that, as soon as practicable but in no event later than five (5) Business Days before filing such Registration Statement, any related prospectus or any amendment or supplement thereto (other than any amendment or supplement made solely as a result of incorporation by reference of documents filed with the Commission subsequent to the filing of such Registration Statement), the Company shall furnish to the Preferred Holders and the underwriters, if any, copies of all such documents proposed to be filed, which documents shall be subject to review by the Preferred Holders and any such underwriters; the Company shall not file any Registration Statement or amendment thereto or any prospectus or any supplement thereto (other than any amendment or supplement made solely as a result of incorporation by reference of documents filed with the Commission subsequent to the filing of such Registration Statement) to which the managing underwriters of the applicable offering, if any, or either of the Co-Lead Investors shall have reasonably objected in writing, within four (4) Business Days after receipt of such documents, to the effect that such Registration Statement or amendment thereto or prospectus or supplement thereto does not comply in all material respects with the requirements of the Securities Act and specifying in reasonable detail the reasons therefor (provided that the foregoing shall not limit the a Preferred Holder's right to reasonably object, within four (4) Business Days after receipt of such documents, to any particular information that is to be contained in such Registration Statement, amendment, prospectus or supplement and relates specifically to such Preferred Holder, including without limitation any information describing the manner in which the Preferred Holder acquired Such Registrable Securities and the intended method of distribution of such Registrable Securities), and if the Company is unable to file any such document due to the objections of such underwriters or either of the Co-Lead Investors, the Company shall use its best efforts to cooperate with such underwriters and either of the Co-Lead Investors to prepare, as soon as practicable, a document that is responsive in all material respects to the reasonable objections of either of the Co-Lead Investors;

            (b) Permit a single law firm designated by the Co-Lead Investors to represent all of the Series C Holders, and a single law firm designated by the Requisite Series AB Holders to represent the Series AB Holders, to review and comment on the Registration Statement which includes their respective Registrable Securities and all amendments and supplements for a reasonable period prior to filing and to respond to any reasonable objections raised by such counsel.

            (c) Prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period specified herein and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement in accordance with the intended method of disposition set forth in such Registration Statement for such period; provided, that, the Company shall comply with the provisions of Section 2.4(a) above;

            (d) Furnish to the Preferred Holders and to each underwriter copies of the Registration Statement and each such amendment and supplement thereto (together with all exhibits thereto) and the prospectus included therein and any other prospectus filed under Rule 424 or Rule 434 under the Securities Act as the Preferred Holders and such underwriter reasonably may request in order to facilitate the disposition of the Registrable Securities covered by such Registration Statement;

            (e) Use its best efforts to register or qualify the Registrable Securities covered by such Registration Statement under the securities or "blue sky" laws of such jurisdictions as the sellers of the Registrable Securities or, in the case of an underwritten public offering, the managing underwriter reasonably shall request; provided, however, that the Company shall not be required to (i) qualify to transact business as a foreign corporation in any jurisdiction where it is not so qualified, (ii) consent to general service of process or (iii) submit to taxation in any such jurisdiction, unless the Company is already subject to service or subject to taxation in such jurisdiction;

            (f) Use its best efforts to list or qualify the Registrable Securities covered by such Registration Statement on any securities exchange or quotation system on which the Common Stock is then listed;

            (g) Comply in all material respects with all applicable rules and regulations under the Securities Act and Exchange Act;

            (h) Immediately notify the Preferred Holders and each underwriter under such Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event which has resulted or would result in the prospectus contained in such Registration Statement, as then in effect, to include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare and furnish to such Investor and underwriter an updated prospectus;

            (i) If the offering is underwritten, and at each Preferred Holder's request, use its best efforts to furnish on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration (i) an opinion, dated such date, of counsel to the Company, addressed to the underwriters and the Preferred Holder, to such effect as reasonably may be requested by the underwriters, and (ii) a letter, dated such date, from the independent public accountants retained by the Company, addressed to the underwriters and, if applicable, the Preferred Holder, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the Registration Statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five (5) Business Days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request, and deliver copies of such letter to the Investor;

            (j) For the purpose of participating in any Registration Statement, upon reasonable notice and at reasonable times during normal business hours, make available for inspection by the Preferred Holder, any underwriter participating in any distribution pursuant to such Registration Statement, and any attorney, accountant or other agent retained by the Preferred Holder or such underwriter, reasonable access to all financial and other records, pertinent corporate documents and properties of the Company, as such parties may reasonably request, and cause the Company's officers, directors and employees to supply all information reasonably requested by any of the Preferred Holder, such underwriter, attorney, accountant or agent in connection with such Registration Statement; provided, however, the Company shall neither disclose the existence or content of any material, non-public information concerning the Company at a time when possession of such information by the Preferred Holder would, under applicable law, prohibit the Preferred Holder from trading in the Company's securities;

            (k) Notify the Preferred Holders (i) when the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to such Registration Statement or any post-effective amendment, when the same has become effective, such notice to be given no later than 9:00 a.m. (New York time) of the morning on the Business Day immediately after the declaration of effectiveness by the Commission, (ii) immediately of any request by the Commission for amendments or supplements to such Registration Statement or to amend or supplement such prospectus or for additional information, (iii) immediately of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceeding for that purpose and (iv) immediately of the suspension of the qualification of securities covered by such registration for offering or sale in any jurisdiction, or of the initiation of any proceeding for any of such purposes;

            (k) Take such other actions as the Preferred Holders or the underwriters reasonably request in order to expedite or facilitate the disposition of the Registrable Securities, including, without limitation, preparing for, and participating in, such number of "road shows" and all such other customary selling efforts as the underwriters reasonably request in order to expedite or facilitate such disposition;

            (l) use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness and, if such order is issued, obtain the withdrawal of any such order at the earliest possible moment; and

            (m) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission under the Securities Act and the Exchange Act and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act (for the purpose of this Section 2.4(m), "Availability Date" means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter).

      2.5 Expenses. The Company shall bear all reasonable expenses incurred in complying with Sections 2.1, 2.2 and 2.4, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, reasonable fees and disbursements of one law firm designated by the Co-Lead Investors and one law firm designated by the Series AB Holders, of transfer agents and registrars and costs of any insurance which might be obtained by the Company with respect to the offering by the Company.

      2.6   Indemnification and Contribution.

            (a) The Company shall indemnify and hold harmless, to the fullest extent permitted by law, each Preferred Holder and its Affiliates and the directors, officers, employees, investors, partners and agents of each Preferred Holder and its Affiliates, from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorney fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement hereof) (collectively, "Losses") to which any such Person may become subject, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement covering any Registrable Securities, any related prospectus or preliminary prospectus, or any amendment or supplement thereto, or any omission or alleged omission to state in any thereof a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus or prospectus supplement, in light of the circumstances under which they were made) not misleading; provided, however, that the Company will not be liable in any such case to the extent any Losses arise out of or are based upon an untrue statement of a material fact or an omission to state a material fact in such Registration Statement, prospectus, preliminary prospectus, amendment or supplement, as the case may be, made or omitted, as the case may be, in express reliance upon and in strict conformity with written information furnished to the Company by a Preferred Holder expressly for use therein. This indemnity is in addition to any liability that the Company may otherwise have. The Company shall also indemnify any underwriters of the Registrable Securities, selling brokers, dealer managers and similar securities industry professionals participating in the distribution and their officers and directors and each Person who controls such underwriters or other Persons (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Preferred Holder and its Affiliates as described above, if so required by the underwriting agreement entered into in connection with the registration of such Registrable Securities

            (b) In connection with any Registration Statement covering Registrable Securities, each Preferred Holder whose Registrable Securities were included in such Registration Statement shall furnish to the Company in writing such information with respect to the Preferred Holder as the Company reasonably requests for use in connection with such Registration Statement, any related Prospectus or preliminary prospectus, or any amendment or supplement thereto, and shall indemnify, to the fullest extent permitted by law, the Company, the Company's directors, officers, employees and agents, each Person who controls the Company (within the meaning of the Securities Act), against all Losses arising out of or based upon any untrue statement of a material fact contained in any Registration Statement covering any Registrable Securities, any related Prospectus or preliminary prospectus, or any amendment or supplement thereto, or any omission to state in any such prospectus, amendment or supplement, a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus or prospectus supplement, in light of the circumstances under which they were made) not misleading, in each case to the extent, and only to the extent, that the Losses arise out of or are based upon an untrue statement of a material fact or an omission to state a material fact in such Registration Statement or in such related Prospectus, preliminary prospectus, amendment or supplement, as the case may be, made or omitted, as the case may be, in express reliance upon and in strict conformity with written information furnished to the Company by the Preferred Holder expressly for use therein. Notwithstanding anything in this Agreement to the contrary, in no event shall the Preferred Holder's indemnification obligation exceed the dollar amount of the proceeds actually received by such Preferred Holder from the sale of the Registrable Securities under the Registration Statement giving rise to such obligation.

            (c) Promptly after receipt by any Person (the "Indemnified Person") of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to Section 2.7, such Indemnified Person shall promptly notify the party obligated to provide indemnification under this Section 2.7 in respect thereof (an "Indemnifying Party") and the Indemnifying Party shall assume the control and defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses in connection with such defense and such counsel; provided, however, that the failure of any Indemnified Person to so notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder except to the extent that the Indemnifying Party is actually and materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Indemnifying Party and the Indemnified Person shall have mutually agreed to the retention of such counsel; or (ii) in the reasonable judgment of counsel to such Indemnified Person (x) representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (y) if there are one or more defenses available to such Indemnified Person that is/are not available to the Indemnifying Party. Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, delayed or conditioned, the Indemnifying Party shall not effect any settlement of any pending or threatened action, claim or proceeding with respect to any Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

            (d) (i) If the indemnification provided for in this Section 2.7 from the Indemnifying Party is unavailable to an Indemnified Person hereunder or is inadequate in respect of any Losses for which indemnification is provided under this Section 2.7, then the Indemnifying Party, in lieu of indemnifying such Indemnified Person, shall contribute to the amount paid or payable by such Indemnified Person as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and Indemnified Person(s), on the other hand, in connection with the actions that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Person shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Persons, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses referred to above shall be deemed to include, subject to the limitations set forth in Section 2.7(c), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                  (ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 2.7(d)(i). Notwithstanding any other provision hereof, in no event shall the Investor's contribution obligation exceed the excess of (A) the dollar amount of the proceeds received by the Investor upon the sale of the Registrable Securities giving rise to such contribution obligation over (B) the dollar amount of any damages that the Preferred Holder has otherwise been required to pay by reason of the untrue or alleged untrue statement or omission or alleged omission giving rise to such obligation. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  (iii) If indemnification is available under this Section 2.7, the Indemnifying Parties shall indemnify each Indemnified Person to the fullest extent provided in Section 2.7(a) and Section 2.7(b) without regard to the relative fault of said Indemnifying Party or Indemnified Person or any other equitable consideration provided for in this Section 2.7(d).

                  (iv) If any provision of an indemnification or contribution clause in an underwriting agreement or agency agreement executed by or on behalf of the Investor differs from a provision in this Section 2.7, such provision in the underwriting agreement shall determine the Investor's rights in respect thereof.

            (e) Notwithstanding anything in this Agreement to the contrary, the indemnities and obligations provided in this Section 2.7 shall survive the transfer of any Registrable Securities by the Preferred Holder.

      2.7 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, so long as the Company is subject to the reporting requirements of the Exchange Act, the Company shall:

            (a) make and keep public information available, as contemplated in Rule 144(c) under the Securities Act (or any successor rule); and

            (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act to, among other things, remain eligible to use Form S-3 (or any successor thereto).

      2.8   Furnishing Information.

                  (a) The Company shall make available, during normal business hours, for inspection and review by each of the Investors whose Registrable Securities are to be included in a Registration Statement, and their respective advisors and representatives (who may or may not be Affiliated with such Investor), and any underwriter participating in any disposition of Common Stock on behalf of the such Investors pursuant to a Registration Statement or amendments or supplements thereto or any blue sky, NASD or other filing, all financial and other records, all filings with the Commission, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees, within a reasonable time period, to supply all such information reasonably requested by such Investors or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to the filing and effectiveness of the Registration Statement for the sole purpose of enabling such Investors and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial due diligence with respect to the Company and the accuracy of such Registration Statement. Notwithstanding the foregoing, the Company shall not disclose material nonpublic information to the Investors, or to advisors to or representatives of the Investors, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Investors, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review.

                  (b) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Article II that each Preferred Holder furnish to the Company in writing such information regarding such Preferred Holder, the Registrable Securities held by it and the intended method of disposition of such securities as shall be required to effect the registration thereof.

      2.9 Additional Registration Rights. As of the date hereof, neither the Company nor any of its security holders (other than as set forth on Schedule
2.10 attached hereto) has any right to include securities of the Company in a Registration Statement other than the Registrable Securities, and the Company shall not, after the date hereof, enter into any agreement providing any rights to be included with a Registration Statement to any of its security holders or potential security holders, without the prior written consent of the Requisite Series C Holders. Until after the effective date of a Registration Statement which includes Registrable Securities owned by Series C Holders, the Company shall not file any other Registration Statement solely with respect to shares to be offered by the Company or any Series AB Holder, including, without limitation, a Registration Statement on Form S-1, S-3, S-4 or S-8 or any successor form to any of the foregoing, without the consent of the Requisite Series C Holders.

      2.10 Lock Up. Each Series AB Holder shall, in connection with any registration of the Company's securities, upon the request of the Company or the underwriters managing any underwritten offering of the Company's securities, agree in writing not to effect any sale, transfer, disposition or distribution of any of its Registrable Securities (other than that included in such registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time not to exceed one hundred eighty (180) days from the effective date of such registration as the Company or the underwriters may specify.

ARTICLE III MISCELLANEOUS.

      3.1 Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or Cerberus, as applicable, and, if such assignment materially adversely affects the Series AB Holders, the Requisite Series AB Holders; provided, however, that a Preferred Holder may assign its rights and delegate its duties hereunder in whole or in part, without the prior written consent of any other party, to an Affiliate and to any Person to whom such Preferred Holder transfers any of the Registrable Securities, provided, that, no such assignment shall be effective or confer any right on any such assignee unless, prior to such assignment, the assignee agrees in writing that such assignee will be bound by all provisions binding on such Preferred Holder. The provisions of this

Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Except for any other provisions of this Agreement expressly to the contrary, nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

      3.2 Counterparts; Faxes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

      3.3 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

      3.4 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described: (i) if given by personal delivery, then such notice shall be deemed given upon such delivery; (ii) if given by telex or telecopier, then such notice shall be deemed given upon receipt of confirmation of complete transmittal with a confirming copy to be sent by first class mail;
(iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three (3) days after such notice is deposited in first class mail, postage prepaid; and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one (1) Business Day after delivery to such carrier. All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten (10) days' advance written notice to the other party:

                     If to the Company:

                     Molecular Insight Pharmaceuticals, Inc.
                     160 Second Street
                     Cambridge, Massachusetts 02142
                     Attn: David Barlow
                     Fax: (617) 492-5664

                     With a copy to:

                     Foley & Lardner LLP
                     111 Huntington Avenue
                     26th Floor
                     Boston, Massachusetts 02199
                     Attn: Gabor Garai, Esq.
                     Fax: (617) 342-4001

                     If to any of the Investors:

                     to the addresses set forth on the signature pages attached hereto.

                     If to any Series AB Holder:

                     to the addresses set forth on Schedule A attached hereto.

or to such other address as any party hereto shall notify the other parties hereto (as provided above) from time to time.

      3.5 Expenses. In the event that legal proceedings are commenced by any party to this Agreement against another party to this Agreement in connection with this Agreement, the party or parties which do not prevail in such proceedings shall severally, but not jointly, pay their pro rata share of the reasonable attorneys' fees and other reasonable out-of-pocket costs and expenses incurred by the prevailing party in such proceedings.

      3.6 Amendments and Waivers. This Agreement shall not be amended without the prior written consent of (i) the Requisite Series C Holders and (ii) if such amendment materially adversely affects the Series AB Holders, the Requisite Series AB Holders. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of (i) the Requisite Series C Holders and (ii) if such amendment, action or omission to act materially adversely affects the Series AB Holders, the Requisite Series AB Holders.

      3.7 Publicity. No public release or announcement concerning the transactions contemplated by this Agreement shall be issued by the Company or any of the Preferred Holders without, in the case of a release or announcement by any of the Preferred Holders, the prior written consent of the Company, and, in the case of a release or announcement by the Company, prior written consent of the Requisite Series C Holders, which in each case, shall not be unreasonably withheld; provided, however, in the case of any release or announcement that may be required by law, such release or announcement may be made without prior consent, but the Company or the Requisite Series C Holders, as the case may be, shall allow the other, to the extent reasonably practicable in the circumstances, reasonable time to comment on such release or announcement in advance of its dissemination.

      3.8 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

      3.9 Entire Agreement. This Agreement, including Schedules, constitutes the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

      3.10 Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

      3.11 Governing Law; Consent to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. THE COMPANY AND EACH OF THE INVESTORS, SERIES A HOLDERS AND SERIES B HOLDERS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATING TO OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY.

      3.12 Independent Nature of Investors' Obligations and Rights. Except as expressly provided herein and therein, the obligations of each Investor under this Agreement are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement. Nothing contained herein, and no action taken by any Investor (including, without limitation, any of the Co-Lead Investors) pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Investor acknowledges that no other Investor (including, without limitation, any of the Co-Lead Investors) has acted as agent for such Investor in connection with this Agreement or in making its investment in the Company and that no Investor (including, without limitation, any of the Co-Lead Investors) will be acting as agent of such Investor in connection with monitoring its investment in the Company or enforcing its rights under this Agreement. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. Notwithstanding anything contained in this Agreement to the contrary, neither of the Co-Lead Investors shall have any duty, fiduciary or otherwise, to any other Investor by virtue of such Investor serving as a Co-Lead Investor or otherwise.

      3.13 Injunctive Relief. It is acknowledged that it will be impossible to measure the damages that would be suffered by an Investor if the Company fails to comply with the provisions of this Agreement and that in the event of any such failure, the Investor will not have an adequate remedy at law. The Investor shall, therefore, be entitled to obtain specific performance of any of the Company's obligations hereunder and to obtain immediate injunctive relief. The Company shall not argue, as a defense to any proceeding for such specific performance or injunctive relief, that the Investor has an adequate remedy at law.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                            [COMPANY SIGNATURE PAGE]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed by their duly authorized representatives, as of the date first written above.

                                     THE COMPANY:

                                     MOLECULAR INSIGHT PHARMACEUTICALS, INC.

                                     By: /s/ David S. Barlow
                                         -------------------------------
                                     Name:
                                     Title:

                        [SERIES C HOLDER SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                     NAME OF SERIES C HOLDER:

                                     CERBERUS PARTNERS, L.P.

                                     By: Cerberus Associates, LLC,
                                         its General Partner

                                     By: /s/ Seth Plattus
                                         -----------------
                                         Seth Plattus
                                         Managing Director

                                     Address: 299 Park Avenue
                                              22nd Floor
                                              New York, NY 10171

                                     With a copy to (which shall not be deemed notice for purposes of the Agreement):

                                     Lowenstein Sandler PC
                                     65 Livingston Avenue
                                     Roseland, NJ 07068
                                     Attn: Robert G. Minion, Esq.
                                     Fax: (973) 597-2400

                        [SERIES C HOLDER SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                     NAME OF SERIES C HOLDER:

                                     Andrew R Midler Family Trust 5/99

                                     By: /s/ Andrew R Midler
                                         ----------------------------------
                                         Name: Andrew R Midler
                                         Title: Trustee

                                     Address: 283 Summit Ave
                                              Mill Valley Ca 94941

                                     With a copy to (which shall not be deemed notice for purposes of the Agreement):

                                     ________________________________
                                     ________________________________
                                     ________________________________

                        [SERIES C HOLDER SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                     NAME OF SERIES C HOLDER:

                                     John D. Singer, Esq.

                                     By: /s/ John D. Singer, Esq.
                                         --------------------------------
                                         Name: John D. Singer, Esq.
                                         Title:

                                     Address: 200 East 69th Street
                                              Apartment #18-E
                                              New York, NY 10021

                                     With a copy to (which shall not be deemed notice for purposes of the Agreement):

                                     ________________________________
                                     ________________________________
                                     ________________________________

                        [SERIES C HOLDER SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                     NAME OF SERIES C HOLDER:

                                     Michael C. Deutsch

                                     By: /s/ Michael C. Deutsch
                                         ----------------------------------
                                     Name: Michael C. Deutsch
                                     Title:

                                     Address: 331 Madison Ave., 3rd Floor
                                              New York, NY 10017

                                     With a copy to (which shall not be deemed notice for purposes of the Agreement):

                                     ________________________________
                                     ________________________________
                                     ________________________________

                       [COMMON STOCKHOLDER SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                      NAME OF COMMON STOCKHOLDER:

                                      POITRAS, JAMES W. & PATRICIA T., JTWROS

                                      By: /s/ James W. Poitras
                                          --------------------
                                          Name: James W. Poitras
                                          Title:

                                           /s/ Patricia T. Poitras
                                           ------------------------
                                           Patricia T. Poitras

                                          BOTH AS INDIVIDUALS AND AS
                                          TRUSTEES OF THEIR RESPECTIVE
                                          REVOCABLE TRUST

                                      Address:   M/M JAMES W. POITRAS
                                                3100 SPRINGHEAD COURT
                                               NARCOOSSEE FL 34771-8554

                                      With a copy to (which shall not be deemed notice for purposes of the Agreement):

                                      _____________________________
                                      _____________________________
                                      _____________________________

                        [SERIES C HOLDER SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                      NAME OF SERIES C HOLDER:

                                      Carol Frank

                                      By: __________________________________
                                          Name:
                                          Title:

                                      Address: 11529 Conway Rd.
                                               St. Louis MO 63131

                                      With a copy to (which shall not be deemed notice for purposes of the Agreement):

                                      ______________________________________
                                      ______________________________________
                                      ______________________________________

                        [SERIES C HOLDER SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                      NAME OF SERIES C HOLDER:

                                      Benjamin M. Frank Trust

                                      By: /s/ Benjamin M. Frank
                                          ---------------------
                                          Name: Benjamin M. Frank
                                          Title: Trustee

                                      Address: 106 Breckenwood Way
                                               Sacramento, CA 95864

                                      With a copy to (which shall not be deemed notice for purposes of the Agreement):

                                      ___________________________________
                                      ___________________________________
                                      ___________________________________

                        [SERIES C HOLDER SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                      NAME OF SERIES C HOLDER:

                                      [ILLEGIBLE]

                                      By: ______________________________
                                          Name:
                                          Title:

                                      Address: 16413 NE 135th St
                                               Redmond, WA 98052

                                      With a copy to (which shall not be deemed notice for purposes of the Agreement):

                                      Kristine Davy
                                      16413 NE 135 St
                                      Redmond WA 98052

                        [SERIES C HOLDER SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                      NAME OF SERIES C HOLDER:

                                      Rajpal Sandhu

                                      By: /s/ Mary C Henry
                                          ----------------
                                          Name: RAJPAL SANDHU &  MARY HENRY
                                          Title:

                                      Address: 420 FAMILY FARM ROAD
                                               WOOD SIDE, CA-94062
                                               650-529-0606
                                               Raj@RajSandhu.com

                                      With a copy to (which shall not be deemed notice for purposes of the Agreement):

                                      ____________________
                                      ____________________
                                      ____________________

                        [SERIES C HOLDER SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                      NAME OF SERIES C HOLDER:

                                      ___________________________________

                                      By: /s/ James T. Lenehan
                                          -------------------------------
                                          Name: JAMES T. LENEHAN
                                          Title:

                                      Address: 1586 HAMPTON RD
                                               RYDAL, PA
                                               19046

                                      With a copy to (which shall not be deemed notice for purposes of the Agreement):

                                      _____________________________________
                                      _____________________________________
                                      _____________________________________

                        [SERIES B HOLDER SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                      NAME OF SERIES B HOLDER:

                                      LIONEL N. STERLING REVOCABLE TRUST

                                      By: /s/ Lionel N. Sterling
                                          ------------------------------
                                          Name: LIONEL N. STERLING
                                          Title: TRUSTEE

                                      Address: 631 WEST RD.
                                               NEW CANAAN CT.
                                               06940

                                      With a copy to (which shall not be deemed notice for purposes of the Agreement):

                                      LIONEL N. STERLING
                                      c/o EQUITY RESOURCES INC 4th FL
                                      5 GREENWICH OFFICE PARK
                                      GREENWICH CT. 06831

                        [SERIES C HOLDER SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                      NAME OF SERIES C HOLDER:

                                      America Durham, L.P.

                                      By: /s/ T. K. Duggan
                                          ----------------
                                          Name: T. K. DUGGAN
                                          Title: MANAGING PRINCIPAL

                                      Address: 680 SF Ave
                                               22nd Floor
                                               N.Y., N.Y. 10019

                                      With a copy to (which shall not be deemed notice for purposes of the Agreement):

                                      _____________________
                                      _____________________
                                      _____________________

                        [SERIES C HOLDER SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                      NAME OF SERIES C HOLDER:

                                      International Durham, L.P.

                                      By: /s/ T. K. Duggan
                                          ----------------
                                          Name: T. K. Duggan
                                          Title: MANAGING PRINCIPAL

                                      Address: 680 SF Ave
                                               22nd Floor
                                               N.Y., N.Y. 10019

                                      With a copy to (which shall not be deemed notice for purposes of the Agreement):

                                      ____________________
                                      ____________________
                                      ____________________

                        [SERIES C HOLDER SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                      NAME OF SERIES C HOLDER:

                                      Institutional Benchmarks Master Fund

                                      By: Garry Crowder
                                          ----------------------------------
                                          Name: Garry Crowder
                                          Title: Director

                                      Address: _____________________________
                                               _____________________________
                                               _____________________________

                                      With a copy to (which shall not be deemed notice for purposes of the Agreement):

                                      ______________________________________
                                      ______________________________________
                                      ______________________________________

                        [SERIES C HOLDER SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                      NAME OF SERIES C HOLDER:

                                      RICHARD SIMON

                                      By: /s/ Richard Simon
                                          -----------------
                                          Name:
                                          Title:

                                      Address: 219 LAKE AVENUE
                                               NEWTON, MA 02461

                                      With a copy to (which shall not be deemed notice for purposes of the Agreement):

                                      _____________________________________
                                      _____________________________________
                                      _____________________________________

                        [SERIES C HOLDER SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                      NAME OF SERIES C HOLDER:

                                      ___________________________________

                                      By: /s/ William R. Ebsworth
                                          --------------------------------
                                          Name: WILLIAM R. EBSWORTH
                                          Title:

                                      Address: 17 [ILLEGIBLE] RD
                                               WESTON MA 02493

                                      With a copy to (which shall not be deemed notice for purposes of the Agreement):

                                      _____________________________________
                                      _____________________________________
                                      _____________________________________

                        [SERIES C HOLDER SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                NAME OF SERIES C HOLDER:

                                Alan N. Berro

                                By: /s/ Alan N. Berro
                                    -------------------
                                    Name:
                                    Title:

                                Address: P.O. BOX 15155
                                         BEVERLY HILLS, CA
                                         90209

                                With a copy to (which shall not be deemed notice for purposes of the Agreement):

                                _____________________________________
                                _____________________________________
                                _____________________________________

                        [SERIES C HOLDER SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                        NAME OF SERIES C HOLDER:

                                        Renee M Noto

                                        By: /s/ Renee M Noto
                                            ----------------
                                            Name:
                                            Title:

                                        Address: 275 Stanwich Road
                                                 Greenwich, CT 06830

                                        With a copy to (which shall not be
                                        deemed notice for purposes of the
                                        Agreement):
                                        ________________________________
                                        ________________________________
                                        ________________________________

                        [SERIES C HOLDER SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                       NAME OF SERIES C HOLDER:

                                       THE RAPTOR GLOBAL PORTFOLIO LTD.

                                       By: Tudor Investment Corporation,
                                           Investment Advisor

                                       By: /s/ William T. Flaherty
                                           -------------------------
                                           Name: William T. Flaherty
                                           Title: Managing Director

                                       Address: c/o Tudor Investment Corporation
                                                50 Rowes Wharf, 6th Floor
                                                Boston, MA 02110

                                       With a copy to (which shall not be
                                       deemed notice for purposes of the
                                       Agreement):
                                       ________________________________
                                       ________________________________
                                       ________________________________

                        [SERIES C HOLDER SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                     NAME OF SERIES C HOLDER:

                                     THE TUDOR BVI GLOBAL PORTFOLIO LTD.

                                     By: Tudor Investment Corporation,
                                         Trading Advisor

                                     By: /s/ William T. Flaherty
                                         -------------------------
                                         Name: William T. Flaherty
                                         Title: Managing Director

                                     Address: c/o Tudor Investment Corporation
                                              50 Rowes Wharf, 6th Floor
                                              Boston, MA 02110

                                     With a copy to (which shall not be deemed
                                     notice for purposes of the Agreement):
                                     ________________________________
                                     ________________________________
                                     ________________________________

                        [SERIES C HOLDER SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                       NAME OF SERIES C HOLDER:

                                       TUDOR PROPRIETARY TRADING, L.L.C.

                                       By: /s/ William T. Flaherty
                                           -------------------------
                                           Name: William T. Flaherty
                                           Title: Managing Director

                                       Address: 50 Rowes Wharf, 6th Floor
                                                Boston, MA 02110
                                                ______________________

                                       With a copy to (which shall not be
                                       deemed notice for purposes of the
                                       Agreement):
                                       ________________________________
                                       ________________________________
                                       ________________________________

                        [SERIES C HOLDER SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                    NAME OF SERIES C HOLDER:

                                    /s/ William C Smith
                                        ---------------------------------------
                                        William C Smith

                                    /s/ Dana Davis Smith
                                        ---------------------------------------
                                        Dana Davis Smith

                                    By: _______________________________________
                                        JOINT TENANTS WITH RIGHT OF SURVIVORSHIP

                                    Address: 218 RIVER PARK DRIVE
                                             GREAT FALLS, VA
                                             22066

                                    With a copy to (which shall not be
                                    deemed notice for purposes of the
                                    Agreement):
                                    ________________________________
                                    ________________________________
                                    ________________________________

                        [SERIES C HOLDER SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                   NAME OF SERIES C HOLDER:

                                   THE ALTAR ROCK FUND L.P.

                                   By: Tudor Investment Corporation,
                                       General Partner

                                   By: /s/ William T. Flaherty
                                       -------------------------
                                       Name: William T. Flaherty
                                       Title: Managing Director

                                   Address: c/o Tudor Investment Corporation
                                            50 Rowes Wharf, 6th Floor
                                            Boston, MA 02110

                                   With a copy to (which shall not be deemed
                                   notice for purposes of the Agreement):
                                   ________________________________
                                   ________________________________
                                   ________________________________

                        [SERIES C HOLDER SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                   NAME OF SERIES C HOLDER:

                                   Julie R Frank, Trustee

                                   By: /s/ Julie R Frank Revocable Trust
                                       ---------------------------------
                                       Dated August 13, 2001
                                       Name:
                                       Title:

                                   Address: 3 Roclare Lane
                                            St. Louis MO 63131
                                            ___________________

                                   With a copy to (which shall not be deemed
                                   notice for purposes of the Agreement):
                                   _____________________________________
                                   _____________________________________
                                   _____________________________________

                        [SERIES C HOLDER SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                   NAME OF SERIES C HOLDER
                                   _______________________

                                   By: /s/ John C. Otsuki
                                       ____________________________
                                       Name: John C. Otsuki
                                       Title:

                                   Address: 4718 MERIVALE RD.
                                            CHEVY CHASE, MARYLAND 21815

                                   With a copy to (which shall not be deemed
                                   notice for purposes of the Agreement):
                                   ________________________________
                                   ________________________________
                                   ________________________________

                        [SERIES C HOLDER SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                         NAME OF SERIES C HOLDER:

                                         MedCap Partners L.P.

                                         By: /s/ [ILLEGIBLE]
                                             -------------------------
                                             Name: [ILLEGIBLE]
                                             Title: Managing Member

                                         Address: 500 Third Street, Suite 535
                                                  San Francisco, CA 94107

                                         With a copy to (which shall not be
                                         deemed notice for purposes of the
                                         Agreement):

                                         _____________________________
                                         _____________________________
                                         _____________________________

                        [SERIES C HOLDER SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                         NAME OF SERIES C HOLDER:

                                         MedCap Master Fund, L.P.

                                         By: /s/ [ILLEGIBLE]
                                             ----------------------------
                                             Name: [ILLEGIBLE]
                                             Title: Managing Member of the GP

                                         Address: ATC Trustees (Cayman) Limited
                                                  [ILLEGIBLE]
                                                  George Town,
                                                  Grand Cayman,
                                                  Cayman Islands

                                         With a copy to (which shall not be
                                         deemed notice for purposes of the
                                         Agreement):

                                         500 Third Street Suite 535
                                         San Francisco CA 94107

                        [SERIES C HOLDER SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                         NAME OF SERIES C HOLDER:

                                         Kenneth Rubin

                                         By: /s/ Kenneth Rubin
                                             ------------------
                                             Name: Individually
                                             Title:

                                         Address: 68 Barbers Point Road
                                                  Sands Point, NY 11050

                                         With a copy to (which shall not be
                                         deemed notice for purposes of the
                                         Agreement):

                                         _________________________
                                         _________________________
                                         _________________________

                        [SERIES C HOLDER SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                         NAME OF SERIES C HOLDER:

                                         ________________________

                                         By: /s/ William P. Rice
                                             -------------------------
                                             Name: William P. Rice
                                             Title:

                                         Address: P.O. BOX 1599
                                                  DUXBURY, MA
                                                  02331

                                         With a copy to (which shall not be
                                         deemed notice for purposes of the
                                         Agreement):

                                         _________________________
                                         _________________________
                                         _________________________

                        [SERIES C HOLDER SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                         NAME OF SERIES C HOLDER:

                                         JAMES J. GOLL

                                         By: /s/ James J. Goll
                                             -------------------------
                                             Name: JAMES J. GOLL
                                             Title:

                                         Address: 32 Three Wells Lane
                                                  DARIEN, CT 06820
                                                  (203) 656-0228
                                                  jjcg@SBCGLOBAL.NET

                                         With a copy to (which shall not be
                                         deemed notice for purposes of the
                                         Agreement):

                                         _________________________
                                         _________________________
                                         _________________________

                        [SERIES C HOLDER SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                         NAME OF SERIES C HOLDER:

                                         _________________________

                                         By: /s/ James M. Hirshberg
                                             -------------------------
                                             Name: JAMES M. HIRSHBERG
                                             Title:

                                         Address: 62 PRINCE ST
                                                  WEST NEWTON, WA 02465

                                         With a copy to (which shall not be
                                         deemed notice for purposes of the
                                         Agreement):

                                         _________________________
                                         _________________________
                                         _________________________

                        [SERIES C HOLDER SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                         NAME OF SERIES C HOLDER:

                                         Dana Doe

                                         By: /s/ Dana Doe
                                             -------------------------
                                             Name:
                                             Title:

                                         Address: 12 McCall Rd
                                                  Winchester, MA 01890

                                         With a copy to (which shall not be
                                         deemed notice for purposes of the
                                         Agreement):

                                         _________________________
                                         _________________________
                                         _________________________

                        [SERIES C HOLDER SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                         NAME OF SERIES C HOLDER:

                                         _____________________________


                                         By: /s/ Daniel Frank
                                             -------------------------
                                             Name: DANIEL FRANK
                                             Title:

                                         Address: 19 WHALING ROAD
                                                  DARIEN CT
                                                  06820

                                         With a copy to (which shall not be
                                         deemed notice for purposes of the
                                         Agreement):

                                         _________________________
                                         _________________________
                                         _________________________

                        [SERIES B HOLDER SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                         NAME OF SERIES B HOLDER:

                                         CERBERUS PARTNERS, L.P.
                                         ------------------------------------
                                         By: Cerberus Associates, LLC,
                                             its General Partner

                                         By: /s/ [ILLEGIBLE]
                                             --------------------------------
                                             Name: [ILLEGIBLE]
                                             Title: Managing Director

                                         Address: 299 Park Avenue, 22nd floor
                                                  ----------------------------
                                                  New York, NY 10171
                                                  ----------------------------

                                                  ----------------------------

                                         With a copy to (which shall not be
                                         deemed notice for purposes of the
                                         Agreement):

                                         Lowenstein Sandler PC
                                         -------------------------------------
                                         65 Livingston Avenue
                                         -------------------------------------
                                         Roseland, NJ 07068
                                         -------------------------------------
                                         Attn: Robert G. Miman, Esq.
                                         -------------------------------------
                                         Fax: (973)597-2400
                                         -------------------------------------

                        [SERIES B HOLDER SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                         NAME OF SERIES B HOLDER:

                                         FREDERICK FRANK

                                         By: /s/ Frederick Frank
                                             -------------------------
                                             Name:
                                             Title:

                                         Address: 109 East 91st Street
                                                  New York, New York 10128

                                          With a copy to (which shall not be
                                          deemed notice for purposes of the
                                          Agreement):

                                          _________________________
                                          _________________________
                                          _________________________

                        [SERIES B HOLDER SIGNATURE PAGE]

      IN WITNESS WHEREOF, The undersigned has executed this Agreement as of the date first above written.

                                          NAME OF SERIES B HOLDER:

                                          MEYTHALER INVESTMENT PARTNERS, LLC

                                          By: /s/ L. Charles Meythaler
                                              --------------------------------
                                              Name: L. Charles Meythaler
                                              Title: Managing Shareholder

                                          Address: 399 Wahackme  Road
                                                   New Canaan ,CT 06840

                                          With a copy to (which shall not be
                                          deemed notice for purposes of the
                                          Agreement):

                                          ____________________________________
                                          ____________________________________
                                          ____________________________________

                        [SERIES B HOLDER SIGNATURE PAGE]

      IN WITNESS WHEREOF, THE undersigned has executed this Agreement as of the date first above written.

                                          NAME OF SERIES B HOLDER:

                                          ____________________________________

                                          By: /s/ Gerald Izzi MD
                                              --------------------------------
                                              Name: Gerald Izzi
                                              Title:

                                          Address: 156 Ivy ST
                                                   BROOKLING MA 02446

                                          With a copy to (which shall not be
                                          deemed notice for purposes of the
                                          Agreement):

                                          ____________________________________
                                          ____________________________________
                                          ____________________________________

                        [SERIES B HOLDER SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                          NAME OF SERIES B HOLDER:

                                          ____________________________________

                                          By: /s/ Ines Capelli
                                              --------------------------------
                                              Name:
                                              Title:

                                          Address: 104 Marlborough St
                                                   Boston, MA 02116

                                          With a copy to (which shall not be
                                          deemed notice for purposes of the
                                          Agreement):

                                          ____________________________________
                                          ____________________________________
                                          ____________________________________

                        [SERIES B HOLDER SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                          NAME OF SERIES B HOLDER:

                                          ____________________________________

                                          By: /s/ John C. Otsuki
                                              --------------------------------
                                              Name: JOHN C Otsuki
                                              Title:

                                          Address: 4718 MERIVALE RD.
                                                   CHEVY CHASE, MD 20815

                                          With a copy to (which shall not be
                                          deemed notice for purposes of the
                                          Agreement):

                                          ____________________________________
                                          ____________________________________
                                          ____________________________________

                        [SERIES A HOLDER SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                          NAME OF SERIES A HOLDER:

                                          ____________________________________

                                          By: /s/ Kevin Maresca
                                              --------------------------------
                                              Name: Kevin Maresca
                                              Title:

                                          Address: 13 Bailey Rd
                                                   Tewksbury, MA 01876

                                          With a copy to (which shall not be
                                          deemed notice for purposes of the
                                          Agreement):
                                          ____________________________________
                                          ____________________________________
                                          ____________________________________

                        [SERIES A HOLDER SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                          NAME OF SERIES A HOLDER:

                                          ____________________________________

                                          By: /s/ John C. Otsuki
                                              --------------------------------
                                              Name: JOHN C. OTSUKI
                                              Title:

                                          Address: 4718 MERIVALE RD.
                                                   CHEVY CHASE, MD 20815

                                          With a copy to (which shall not be
                                          deemed notice for purposes of the
                                          Agreement):

                                          ____________________________________
                                          ____________________________________
                                          ____________________________________

                        [SERIES A HOLDER SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the first date above written.

                                          NAME OF SERIES A HOLDER:

                                          MEYTHALER INVESTMENT PARTNERS, LLC

                                          By: /s/ L. Charles Meythaler
                                              --------------------------------
                                              Name: L. Charles Meythaler
                                              Title: Managing Shareholder

                                          Address: 399 Wahackme Road
                                                   New Canaan, CT 06840

                                          With a copy to (which shall not be
                                          deemed notice for purposes of the
                                          Agreement):

                                          ____________________________________
                                          ____________________________________
                                          ____________________________________

                        [SERIES A HOLDER SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                          NAME OF SERIES A HOLDER:

                                          OKJIN KIM

                                          By: /s/ Okjin Kim
                                              --------------------------------
                                              Name:
                                              Title:

                                          Address:____________________________
                                                  ____________________________
                                                  ____________________________

                                          With a copy to (which shall not be
                                          deemed notice for purposes of the
                                          Agreement):

                                          ____________________________________
                                          ____________________________________
                                          ____________________________________

                        [SERIES A HOLDER SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                          NAME OF SERIES A HOLDER:

                                          ANN BARLOW

                                          By: /s/ Ann Barlow
                                              --------------------------------
                                              Name:
                                              Title:

                                          Address:____________________________
                                                  ____________________________
                                                  ____________________________

                                          With a copy to (which shall not be
                                          deemed notice for purposes of the
                                          Agreement):

                                          ____________________________________
                                          ____________________________________
                                          ____________________________________

                        [SERIES A HOLDER SIGNATURE PAGE]

      IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                          NAME OF SERIES A HOLDER:

                                          ____________________________________

                                          By: /s/ John F. Brennan
                                                  Deborah L. Brennan
                                              --------------------------------
                                              Name: John F. Brennan or
                                                    Deborah L. Brennan
                                              Title: [ILLEGIBLE]

                                          Address:  477 Far Reach Rd.
                                                    Westwood, MA 02090

                                          With a copy to (which shall not be
                                          deemed notice for purposes of the
                                          Agreement):

                                          ____________________________________
                                          ____________________________________
                                          ____________________________________

                        [SERIES A HOLDER SIGNATURE PAGE]

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                         NAME OF SERIES A HOLDER:
                                         ____________________________

                                         By: Jack L. Barlow
                                             ------------------------
                                             Name:  Jack L. Barlow
                                             Title: Stockholder

                                         Address: 48 COVE ST.
                                                  -------------------
                                                  DUXBURY, MA 02332
                                                  -------------------

                                         With a copy to (which shall not be
                                         deemed notice for purposes of the
                                         Agreement):

                                         ____________________________
                                         ____________________________
                                         ____________________________

                        [SERIES A HOLDER SIGNATURE PAGE]

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                         NAME OF SERIES A HOLDER:

                                         POITRAS, JAMES W. & PATRICIA
                                         T., JTWROS

/s/ [ILLEGIBLE]                          By: /s/ James W. Poitras
---------------------------                  ------------------------
Patricia T. Poitras                          Name: James W. Poitras
                                             Title:

BOTH AS INDIVIDUALS AND AS
TRUSTEES OF THEIR RESPECTIVE             Address:   M/M JAMES W. POITRAS
REVOCABLE TRUST                                     --------------------------
                                                    3100 SPRINGHEAD COURT
                                                    --------------------------
                                                    NARCOOSSEE FL 34771-8554
                                                    --------------------------

                                         With a copy to (which shall not be
                                         deemed notice for purposes of the
                                         Agreement):

                                         ____________________________
                                         ____________________________
                                         ____________________________

                       [COMMON STOCKHOLDER SIGNATURE PAGE]

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                         NAME OF COMMON STOCKHOLDER:

                                         MICHAEL C. DEUTSCH

                                         By: /s/ MICHAEL C. DEUTSCH
                                             ------------------------
                                             Name: MICHAEL C. DEUTSCH
                                             Title:

                                         Address: 331 MADISON AVE., Fl. 3
                                                  ________________________
                                                  NEW YORK, NY 10017
                                                  ________________________

                                                  ________________________


                                         With a copy to (which shall not be
                                         deemed notice for purposes of the
                                         Agreement):

                                         ____________________________
                                         ____________________________
                                         ____________________________

                       [COMMON STOCKHOLDER SIGNATURE PAGE]

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                         NAME OF COMMON STOCKHOLDER:

                                         JOHN D. SINGER
                                         ----------------------------

                                         By: /s/ John D. Singer
                                             ------------------------
                                             Name: JOHN D. SINGER
                                             Title:

                                         Address:  331 Madison Ave., F1. 3
                                                   -----------------------
                                                   New York, NY 10017
                                                   -----------------------
                                                   -----------------------

                                         With a copy to (which shall not be
                                         deemed notice for purposes of the
                                         Agreement):

                                         ---------------------------------
                                         ---------------------------------
                                         ---------------------------------

                       [COMMON STOCKHOLDER SIGNATURE PAGE]

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                         NAME OF COMMON STOCKHOLDER:

                                         POITRAS, JAMES W. & PATRICIA
                                         T., JTWROS

/s/ Patricia T. Poitras                  By: /s/ James W. Poitras
--------------------------                   ------------------------
Patricia T. Poitras                          Name: James W. Poitras
                                             Title:

BOTH AS INDIVIDUALS AND AS               Address:  M/M JAMES W. POITRAS
TRUSTEES OF THEIR RESPECTIVE                       ------------------------
REVOCABLE TRUST                                    3100 SPRINGHEAD COURT
                                                   ------------------------
                                                   NARCOOSSEE FL 34771-8554
                                                   ------------------------

                                         With a copy to (which shall not be
                                         deemed notice for purposes of the
                                         Agreement):

                                         ----------------------------------
                                         ----------------------------------
                                         ----------------------------------

                       [COMMON STOCKHOLDER SIGNATURE PAGE]

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                         NAME OF COMMON STOCKHOLDER:

                                         ANN BARLOW

                                         By: /s/ Ann Barlow
                                             ------------------------
                                             Name:
                                             Title:

                                         Address:____________________
                                                 ____________________
                                                 ____________________

                                         With a copy to (which shall not be
                                         deemed notice for purposes of the
                                         Agreement):

                                         ____________________________
                                         ____________________________
                                         ____________________________

                       [COMMON STOCKHOLDER SIGNATURE PAGE)

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                         NAME OF COMMON STOCKHOLDER:

                                         PHILLIP S. MAGIERA

                                         By: /s/ Phillip S. Magiera
                                             ------------------------
                                             Name: Phillip S. Magiera
                                             Title: Shareholder

                                         Address: 20 Strawberry Hill St.
                                                  ------------------------
                                                  Dover, MA 02030
                                                  ------------------------

                                                  ------------------------

                                         With a copy to (which shall not be
                                         deemed notice for purposes of the
                                         Agreement):

                                         ____________________________
                                         ____________________________
                                         ____________________________

                       [COMMON STOCKHOLDER SIGNATURE PAGE]

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                         NAME OF COMMON STOCKHOLDER:

                                         MEYTHALER INVESTORS, LLC

                                         By: /s/ L. Charles Meythaler
                                             ------------------------
                                             Name: L. Charles Meythaler
                                             Title: Manager

                                         ADDRESS: 399 Wahackme Road
                                                  New Canaan, CT 06840

                                         With a copy to (which shall not be
                                         deemed notice for purposes of the
                                         Agreement):

                                         ____________________________
                                         ____________________________
                                         ____________________________

                       [COMMON STOCKHOLDER SIGNATURE PAGE)

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                         NAME OF COMMON STOCKHOLDER:

                                         ____________________________

                                         By: /s/ Jack Barlow
                                             ------------------------
                                              Name: Jack Barlow
                                              Title: Stockholder

                                         Address: 48 COVE St.
                                                  DUXBURY, MA 02332

                                         With a copy to (which shall not be
                                         deemed notice for purposes of the
                                         Agreement);

                                         ____________________________
                                         ____________________________
                                         ____________________________